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                                                                EXHIBIT 99.1
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IN ACCORDANCE WITH RULE 202 OF REGULATION S-T, THIS EXHIBIT IS BEING FILED IN
PAPER, UNDER COVER OF FORM SE, PURSUANT TO A CONTINUING HARDSHIP EXEMPTION.